                                                                     EXHIBIT 4.2

[FORM OF FACE OF CERTIFICATE]

FIRST CAPITAL BANCSHARES, INC.

INCORPORATED UNDER THE LAWS OF SOUTH CAROLINA

THE CORPORATION IS TO ISSUE 10,000,000 SHARES OF COMMON STOCK - PAR VALUE $.01 EACH

This certifies that _______________________________is the registered holder of _______________________________ Shares of Common Stock which are fully paid and non-assessable and transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

         In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this ______________ day of _______________ A.D. 19____


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SECRETARY                                     PRESIDENT


[FORM OF BACK OF CERTIFICATE]

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM --as tenants in common              UNIF GIFT MIN ACT--     Custodian
TEN ENT --as tenants by the entireties                          ----
JT TEN  --as joint tenants with right of                        (Cust) (Minor)
        survivorship and not as tenants          under Uniform Gifts to Minors
        in common                                    Act
                                                        ---------------
                                                              (State)

Additional abbreviations may also be used though not in the above list.

For value received, _________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

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PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

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_________________________________________________________________________Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________ Attorney to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated, _____________________

In presence of

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NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.